SBL FUND
FILE NO. 811-2753
CIK NO. 0000217087

Form of Plan of Reorganization for SBL Fund Series D, G and P acquisition of SBL
Fund Series M, G, and L, respectively.

Incorporated  herein by  reference to the  Registrant's  Form N-14 filed June 6,
2002.